United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 8, 2022 (March 3, 2022)

Date of Report (Date of earliest event reported)

FG Merger Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41309	86-2462502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 S. Maple Street Itasca, Illinois	60143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 870-7365

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FGMC	THE NASDAQ STOCK MARKET LLC
Warrants	FGMCW	THE NASDAQ STOCK MARKET LLC
Units	FGMCU	THE NASDAQ STOCK MARKET LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated March 7, 2022, on March 1, 2022 (the “Current Report”), FG Merger Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 7,000,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”), and three-quarters of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $70,000,000. The Company granted the underwriters a 45-day option to purchase up to 1,050,000 additional Units to cover over-allotments, if any.

As previously disclosed on the Current Report, simultaneously with the closing of the IPO, the Company consummated private placements in which FG Merger Investors LLC (the “Sponsor”) purchased (i) 55,000 private units (the “Private Units”) at a price of $10.00 per Private Unit, (ii) 3,950,000 warrants ($11.50 Exercise Price Warrants”) at a price of $1.00 per warrant, each exercisable to purchase one share of Common Stock at $11.50 per share, and (iii) 1,000,000 warrants (“$15 Exercise Price Warrants” and, together with the Private Units and the $11.50 Exercise Price Warrants, the “Private Placement Securities”) at a price of $0.10 per warrant, each exercisable to purchase one share of Common Stock at $15.00 per share, for an aggregate purchase price of $4,600,000.

Subsequently, on March 2, 2022, the underwriters exercised the over-allotment option in full, and the closing of the issuance and sale of the additional Units (the “Over-Allotment Option Units”) occurred on March 3, 2022. The total aggregate issuance by the Company of 1,050,000 Over-Allotment Option Units at a price of $10.00 per unit resulted in gross proceeds of $10,500,000.

Of the net proceeds of the IPO, including the exercise of the over-allotment option, and the sale of the Private Placement Securities, $82,512,500 has been deposited into a U.S. based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee.

An unaudited balance sheet as of March 3, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the sale of the Private Placement Securities has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Unaudited Balance Sheet as of March 3, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2022

FG MERGER CORP.

By:	/s/ M. Wesley Schrader

Name:	M. Wesley Schrader
Title:	Chief Executive Officer